FINANCIAL AND CAPITAL RISK MANAGEMENT - Gearing ratio (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Jan. 01, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)	Jan. 01, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)	Jan. 01, 2018 CNY (¥)
Gearing ratio
Total liabilities (excluding deferred tax liabilities, income tax payable and deferred government grants)		¥ 121,811,607		¥ 130,168,916
Less: Restricted cash, time deposits and cash and cash equivalents		10,687,189		9,084,634
Net debt		111,124,418		121,084,282
Total equity	$ 10,907,543	71,171,716	¥ 70,757,466	70,757,466	¥ 67,699,521	¥ 67,699,521	¥ 65,668,302
Add: net debt		111,124,418		121,084,282
Non-controlling interests	$ 2,580,798	16,839,706		16,085,487
Total capital attributable to owners of the parent		¥ 165,456,428		¥ 175,756,261
Gearing ratio	67.00%	67.00%		69.00%